                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                      NOVEMBER 30, 2004 (NOVEMBER 29, 2004)
               (Date of Report (date of earliest event reported))

                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

             MARYLAND                      1-32213             20-0404134
  (State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        33 MAIDEN LANE NEW                                  10038
             YORK, NY                                     (Zip Code)

  (Address of principal executive
               office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On November 29, 2004, MortgageIT Holdings, Inc. (the "Company") announced that
Doug Naidus, Chairman and Chief Executive Officer, will present at the Friedman
Billings Ramsey 11th Annual Investor Conference, being held November 30, 2004 through December 1, 2004, at the Grand Hyatt Hotel in New York City (the "FBR
Conference"). Mr. Naidus is scheduled to present on Tuesday, November 30th from
5:00 p.m. to 5:30 p.m. ET. The presentation will discuss the Company's performance since its IPO in July, the overall lending environment and growth of the Company's mortgage lending subsidiary. The live webcast and accompanying slide presentation, which the Company expects to use at the FBR Conference and for future investor presentations, will be available on MortgageIT Holdings'
corporate Web site at www.mortgageitholdings.com. An archived digital replay will be available for 90 days following the presentation. The slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release is attached to this Current
Report on Form 8-K as Exhibit 99.2.

In addition, the Company today increased its guidance for current quarter fundings from a range of $3.1 - $3.5 billion to $3.5 - $4.0 billion.

The information under Item 7.01 in this Current Report on Form 8-K, including
Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed
"filed" for the purposes of Section 18 of the Securities Exchange Act of 1934,
as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the
Company that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the
Company.

ITEM 8.01 OTHER EVENTS.

On November 29, 2004, MortgageIT, Inc., the Company's wholly owned subsidiary, announced the expansion of its subprime origination platform, NB Lending, and set the sales leadership team in several key regions as the company intensifies its focus on subprime origination. The press release is attached to this Current
Report on Form 8-K as Exhibit 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Slide presentation given at investor conference on November 30, 2004.

99.2 Press release of MortgageIT Holdings, Inc., dated November 29, 2004.

99.3 Press release of MortgageIT, Inc., dated November 29, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORTGAGEIT HOLDINGS, INC.

                                            By: /s/ JOHN R. CUTI
                                                ----------------
                                                John R. Cuti
                                                Secretary

Date: November 30, 2004

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED NOVEMBER 30, 2004 (NOVEMBER 29, 2004)

                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1                  Slide presentation given at investor conference on
                      November 30, 2004.

99.2                  Press release of MortgageIT Holdings, Inc., dated November
                      29, 2004.

99.3                  Press release of MortgageIT, Inc., dated November 29,
                      2004.